EQUITRUST LIFE INSURANCE
COMPANY

EquiTrust Life Variable

Account Supplement Dated

February 3, 2017 to the

Prospectus For

Variable Universal Life Insurance

Policy (Dated May 1, 2009)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your Variable Universal Life Insurance Policy (the “Policy”). Please read this Supplement carefully and retain it with your Prospectus for future reference.

On November 16, 2016, the Board of Trustees of the JPMorgan Insurance Trust approved the termination and liquidation (the “Liquidation”) of the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio (the “Portfolio”), with the Liquidation anticipated to occur on or about May 19, 2017 (the “Liquidation Date”).  As a result, the JPMorgan Insurance Trust Intrepid Mid Cap Portfolio Subaccount under the Policy (the “Intrepid Mid Cap Subaccount”), which invests in the Portfolio, will also be liquidated.  The information below relates to the Liquidation and your Policy.

•                  Effective November 21, 2016, the Portfolio commenced activities in preparation for the Liquidation, which includes departing from its “Investment Objective and Principal Investments” as described in the prospectus for the Portfolio and in your Prospectus by increasing its cash holdings.

•                  Owners may continue to allocate Net Premium and transfer Accumulated Value or Cash Value (hereinafter, both referred to as “Accumulated Value”) to the Intrepid Mid Cap Subaccount until the close of business on April 24, 2017.  However, any order to allocate Net Premiums and transfer Accumulated Value to the Intrepid Mid Cap Subaccount received by EquiTrust Life Insurance Company (the “Company”) after April 24, 2017 will be allocated to the subaccount that invests in the Federated Government Money Fund II Portfolio (the “Money Market Subaccount”).

•                  On the Liquidation Date, any Accumulated Value an Owner has in the Intrepid Mid Cap Subaccount will be automatically transferred from the Intrepid Mid Cap Subaccount to the Money Market Subaccount.

•                  Prior to the Liquidation Date, Owners are free to transfer their Accumulated Value in the Intrepid Mid Cap Subaccount to any other Subaccount and the Declared Interest Option available under the Policy.  From the date of this Supplement until the Liquidation Date, there will be no charge assessed for transfers made from the Intrepid Mid Cap Subaccount.  From the Liquidation Date until July 19, 2017, Owners can transfer their Accumulated Value in the Money Market Subaccount that had been automatically transferred from the Intrepid Mid Cap Subaccount to any other Subaccount and the Declared Interest Option available under the Policy without a charge being assessed for such transfer.  All such transfers will not count against the number of free transfers allowed each Policy Year.  However, you may invest in only up to sixteen Investment Options at any one time, including the Declared Interest Option.

Beginning at 3:00 p.m. central time on April 24, 2017, if your instructions for automatic asset    rebalancing or dollar cost averaging transfers provide for the allocation of Accumulated Value to the Intrepid Mid Cap Subaccount, such Accumulated Value will be allocated to the Money Market Subaccount.  You may change your instructions for automatic asset rebalancing or dollar cost averaging transfers at any time by contacting our Home Office toll free at 1-888-349-4656

For Owners who elected to participate in the asset allocation program, the Company will provide further information shortly.  The Company will also provide further information as necessary about the Intrepid Mid Cap Subaccount.  For additional details regarding changes to the Portfolio, please refer to the Portfolio’s prospectus.

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If you have any questions about the closing and liquidation of the Intrepid Mid Cap Subaccount, or if you wish to obtain a prospectus for the Portfolio or any other portfolio investment option available under the Policy, please do not hesitate to contact our Home Office toll free at 1-888- 349-4656.